Vallenar – III Región

Notary Stamp

INDEX No. 1.173.-
ACV

STATEMENT AND WITHDRAWAL

MINERA FARELLÓN LIMITADA

In Vallenar, República de Chile, on December 19, 2008, appearing before me, SAIDA BONETT SIMON, Notary Public and Registrar of Commerce and Mines ad Interim for the Official Ricardo Olivares Pizarro, according to economic decree no. 104 of the Juzgado de Letras (Court) of Vallenar dated the 19th of the present month of December, and with an office at 960 Calle Arturo Prat, local 14, is: **KEVIN ROBERT MITCHELL**, Canadian, married, separate asset marriage, miner, foreigner identity card no. 14 498 917-1 representing **MINERA FARELLÓN LIMITADA**, a Chilean mining company, Rol Único Tributario no. 76 814 170-3. Both are located, for these purposes, at 3260 calle Baldomero Lillo, Quinta Valle, comuna de Vallenar and hereinafter also known as "Minera Farellón". Those appearing are of legal age and have verified their identity with the aforementioned cards and declare:

Article I: That by means of public document designated "Contrato de Opción de Compra de Pertenencias Mineras" (Option to Purchase Mining Properties Contract) granted on September 10, 2007 before this same Notary, index No. 943 of 2007, Antolín Amadeo Crespo Garcia agreed to the option to purchase and irrevocably offered to sell,

cede and transfer to Minera Farellón Limitada the mining properties designated: **1) "SANTA ROSA UNO AL SEIS** (1-6)", located in Sierra Cordon El Tomate, Quebrada de Agua Grande, Comuna de Freirina, Provincia de Huasco, Tercera Región de Atacama, whose act of measure is found entered on page 58, No. 15 of the 1989 Registro de Propiedad (Property Register) of the Registrar of Mines of Freirina. The title in the name of the Owner is found registered on page 58, No. 35 of the 2001 Property Register of the Registrar of Mines of Freirina; and **2) "PORFIADA UNO AL DIEZ** (1-10)", located in el Norte de la Sierra Cordón El Tomate, Comuna de Freirina, Provincia del Huasco, Tercera Región de Atacama, entered on page 15, No. 7 of the 2004 Property Register of the Registrar on Mines of Freirina. The Option Contract is found registered on page 55, No. 13 of the 2007 Registro de Hipotecas y Gravámenes (Register of Mortgages and Liens) of the Registrar of Mines of Freirina.

Article II: Conforming to that which is stipulated in article X of the option contract mentioned in the article above and being within the term, Minera Farellón Limitada, represented by Kevin Robert Mitchell, comes to expressly state its decision not to accept the offer to purchase the mining properties designated "SANTA ROSA UNO AL SEIS" and "PORFIADA UNO AL DIEZ" and therefore, as granted to them by virtue of the aforementioned contract, withdrawing from the cited contract.

Article III: In conformity with that which was stipulated in article X of the option contract mentioned in article I above, Minera Farellón Limitada will submit to Antolín Amadeo Crespo García all of the information obtained as a result of the explorations carried out on the mining properties previously identified. Said information will be

submitted within the term of 90 days starting from the date of the present document.

Article IV: The holder of an official copy of the present document is authorized by this document to request the pertinent registrations, subregistrations and annotations from the respective Registrar or Notary.

Legal Capacity: The legal capacity of Kevin Robert Mitchell to represent Minera Farellón Limitada is recorded in the public document of constitution of said company dated February 22, 2007 and granted before this same Notary. The document of legal capacity previously cited is not included because it is known by the parties and the Notary that authorized it. Bill drawn up by the Attorney Enrique Benitez. After having read and understood the appearing parties sign. Copies are given. Annotated in the Index with the number 1.173. I certify.

Signature Fingerprint

Kevin Robert Mitchell

C.I.No. 14 498 917-1

Representing Minera Farellón Limitada

C.I.No. 76 814 170-3

Notary Stamp and Signature

I sign and stamp the present document that is a true copy of the original.

P-6-7

Notary Stamp and Signature

Vallenar, Dec. 19, 2008

Unused Backside

Ricardo Olivares Pizarro

Notary

Stamp and Initials